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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                           -----------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 5, 1997
                                                 ----------------------------


                                    HEARTPORT, INC.
                  (Exact name of registrant as specified in charter)


           Delaware                   0-28266                 94-3222307
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  (State or other jurisdiction      (Commission              (IRS Employer
        of Incorporation)            File Number)          Identification No.)


200 Chesapeake Drive, Redwood City, California                     94063
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(Address of principal executive offices)                         (Zip Code)

Company's telephone number, including area code:  (415) 306-7900
                                                ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS.

           On May 5, 1997, Heartport, Inc. ("Heartport") announced that it sold an additional $11.25 million of convertible subordinated notes to qualified institutional investors in the United States through the exercise of an over-allotment option. The Company sold an aggregate of $86.25 million of convertible subordinated notes through this offering. The notes have a term of seven years with an interest rate of 7 1/4 percent per year and will be convertible into Heartport Common Stock at a price of $28.958 per share. No other terms were disclosed.

           Heartport stated that it expects to use the net proceeds of the offering for funding of capital expenditures related to the expansion of its manufacturing capacity and facilities, sales and marketing activities, research and development, clinical trials, working capital and general corporate purposes.

           The securities offered were not registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 and applicable state securities laws or available exemptions from registration requirements.

ITEM 7.    EXHIBITS.

(c)    EXHIBITS:

                Exhibit
                Number
              ----------

                99.3 May 5, 1997 Press Release: "Heartport Sells Additional $11.25 Million of Convertible Subordinated Notes; Company Sold Total of $86.25 Million."

ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

           None of the securities in the above referenced transaction were sold in reliance upon Regulation S of the Securities Act of 1933, as amended.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEARTPORT, INC.
                                        -----------------------------------
                                        (Registrant)


Date: May 20, 1997                      By: /s/ David B. Singer
                                           --------------------------------
                                        Name:  David B. Singer
                                        Title: Senior Vice President, Finance
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX


                            DESCRIPTION OF DOCUMENT

Exhibit
Number
---------


99.3 May 5, 1997 Press Release: "Heartport Sells Additional $11.25 Million of Convertible Subordinated Notes; Company Sold Total of $86.25 Million."